                                                                   EXHIBIT 99.14

DEBTOR:  GREAT HAWAIIAN PROPERTIES CORPORATION     CASE NUMBER:  01-10971 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ EDDIE J. PUSTIZZI
------------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  GREAT HAWAIIAN PROPERTIES CORPORATION     CASE NUMBER:  01-10971 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1                   Summary of Bank and Investment Accounts

Attachment 2                   Schedule of Receipts and Disbursements

Attachment 3                   Bank and Investment Account Statements

Attachment 4                   Income Statement

Attachment 5                   Balance Sheet

Attachment 6                   Summary of Due To/Due From Intercompany Accounts

Attachment 7                   Accounts Receivable Aging

Attachment 8                   Accounts Payable Detail

Attachment 9                   Notes to December Monthly Operating Report

                                                   Summary Of Bank And Investment Accounts                             Attachment 1
                                                    Great Hawaiian Properties Corporation
Summary                                                    Case No: 01-10971 (JWV)                                        UNAUDITED
Great Hawaiian Properties Corp.                          For Month Of December, 2002

                                           Balances
                              ----------------------------------         Receipts &             Bank
                                 Opening             Closing             Disbursements          Statements            Account
Account                       As Of 12/01/02      As Of 12/31/02         Included               Included              Reconciled
-------                       --------------      --------------         --------               --------              ----------
No Bank Or Investment               NA                  NA                    NA                   NA                    NA
Accounts

                                                         Receipts & Disbursements                                      Attachment 2
                                                   Great Hawaiian Properties Corporation
Summary                                                  Case No: 01-10971 (JWV)
Great Hawaiian Properties Corp.                         For Month Of December, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                                                  Concentration & Investment Account Statements                        Attachment 3
                                                      Great Hawaiian Properties Corporation
Summary                                                      Case No: 01-10971 (JWV)
Great Hawaiian Properties Corp.                            For Month Of December, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 16-JAN-03 15:29:05
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: DEC-02

currency USD
Company=51 (AHC - OPERATIONS)

                                                 PTD-Actual
                                                  31-Dec-02
                                              ----------------
Revenue
Gross Revenue                                             0.00
Allowances                                                0.00
                                              ----------------
Net Revenue                                               0.00

Operating Expenses
Air                                                       0.00
Hotel                                                     0.00
Commissions                                               0.00
Onboard Expenses                                          0.00
Passenger Expenses                                        0.00
Vessel Expenses                                           0.00
Layup/Drydock Expense                                     0.00
Vessel Insurance                                          0.00
                                              ----------------
Total Operating Expenses                                  0.00

                                              ----------------
Gross Profit                                              0.00

SG&A Expenses
Sales & Marketing                                         0.00
Start-Up Costs                                            0.00
                                              ----------------
Total SG&A Expenses                                       0.00

                                              ----------------
EBITDA                                                    0.00

Depreciation                                              0.00

                                              ----------------
Operating Income                                          0.00

Other Expense/(Income)
Interest Income                                           0.00
Equity in Earnings for Sub                                0.00
Reorganization expenses                                   0.00
                                              ----------------
Total Other Expense/(Income)                              0.00

                                              ----------------
Net Pretax Income/(Loss)                                  0.00

Income Tax Expense                               15,184,601.60

                                              ----------------
Net Income/(Loss)                               (15,184,601.60)
                                              ================

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:59:17
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: DEC-02

currency USD
Company=51 (AHC - OPERATIONS)

                                                 YTD-Actual                        YTD-Actual
                                                  31-Dec-02                         22-Oct-01
                                              ---------------                   ---------------
ASSETS

Cash and Equivalent                                      0.00                        665,214.37

Restricted Cash                                          0.00                              0.00

Accounts Receivable                                      0.00                              0.00

Inventories                                              0.00                         36,560.78

Prepaid Expenses                                         0.00                          1,609.00

Other Current Assets                                     0.00                              0.00

                                              ---------------                   ---------------
Total Current Assets                                     0.00                        703,384.15


Fixed Assets                                             0.00                      1,992,727.87

Accumulated Depreciation                                 0.00                     (1,687,090.91)

                                              ---------------                   ---------------
Net Fixed Assets                                         0.00                        305,636.96


Net Goodwill                                             0.00                              0.00

Intercompany Due To/From                        21,010,606.76                     20,319,892.39

Net Deferred Financing Fees                              0.00                              0.00

Net Investment in Subsidiaries                           0.00                              0.00

                                              ---------------                   ---------------
Total Other Assets                              21,010,606.76                     20,319,892.39

                                              ---------------                   ---------------
Total Assets                                    21,010,606.76                     21,328,913.50
                                              ===============                   ===============

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:59:17
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: DEC-02

currency USD
Company=51 (AHC - OPERATIONS)

                                                    YTD-Actual                    YTD-Actual
                                                    31-Dec-02                      22-Oct-01
                                                ---------------                 ---------------
LIABILITIES

Accounts Payable                                           0.00                            0.00

Accrued Liabilities                                        0.00                            0.00

Deposits                                                   0.00                            0.00

                                                ---------------                 ---------------
Total Current Liabilities                                  0.00                            0.00


Long Term Debt                                             0.00                            0.00

Other Long Term Liabilities                                0.00                  (15,184,601.60)

                                                ---------------                 ---------------
Total Liabilities                                          0.00                  (15,184,601.60)


Liabilities Subject to Compromise                          0.00                            0.00


OWNER'S EQUITY

Common Stock                                           9,440.25                        9,440.25

Add'l Paid In Capital                             83,336,732.73                   83,336,732.73

Current Net Income (Loss)                        (15,502,908.34)                    (516,397.64)

Retained Earnings                                (46,832,657.88)                 (46,316,260.24)

                                                ---------------                 ---------------
Total Owner's Equity                              21,010,606.76                   36,513,515.10

                                                ---------------                 ---------------
Total Liabilities & Equity                        21,010,606.76                   21,328,913.50
                                                ===============                 ===============

Great Hawaiian Properties Corporation        ATTACHMENT 6         01-10971 (JWV)
                    Summary List of Due To/Due From Accounts
                     For the Month Ended December 31, 2002

                                                    CASE            BEGINNING                                          ENDING
AFFILIATE NAME                                     NUMBER            BALANCE         DEBITS        CREDITS            BALANCE
American Classic Voyages Co.                      01-10954        51,110,970.59        --             --           51,110,970.59
AMCV Cruise Operations, Inc.                      01-10967         6,116,875.06        --             --            6,116,875.06
The Delta Queen Steamboat Co.                     01-10970        (1,247,073.77)       --             --           (1,247,073.77)
Great AQ Steamboat, L.L.C.                        01-10960            22,591.38        --             --               22,591.38
Great Pacific NW Cruise Line, L.L.C.              01-10977            66,513.26        --             --               66,513.26
Great River Cruise Line, L.L.C.                   01-10963            41,555.00        --             --               41,555.00
Great Ocean Cruise Line, L.L.C.                   01-10959            34,964.32        --             --               34,964.32
Cape May Light, L.L.C.                            01-10961            (4,188.00)       --             --               (4,188.00)
Project America, Inc.                             N/A             (3,007,602.48)       --             --           (3,007,602.48)
Oceanic Ship Co.                                  N/A               (345,917.07)       --             --             (345,917.07)
Ocean Development Co.                             01-10972           780,707.24        --             --              780,707.24
Great Hawaiian Cruise Line, Inc.                  01-10975        (3,598,535.73)       --             --           (3,598,535.73)
American Hawaii Properties Corporation            01-10976           (62,430.01)       --             --              (62,430.01)
Great Independence Ship Co.                       01-10969       (28,898,393.97)       --             --          (28,898,393.97)
CAT II, Inc.                                      01-10968               570.94        --             --                  570.94
                                                                -----------------------------------------------------------------
                                                                  21,010,606.76        --             --           21,010,606.76
                                                                =================================================================

                      Great Hawaiian Properties Corporation
                                 01-10971 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                      Great Hawaiian Properties Corporation
                                 01-10971 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  GREAT HAWAIIAN PROPERTIES CORPORATION     CASE NUMBER:  01-10971 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities had consisted of deferred tax assets and liabilities, net. Deferred tax assets and liabilities had been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor adjusted the recorded amounts to zero based upon the expected outcome of Chapter 11 proceedings.